Pension Plans and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2014
Notes To Financial Statements [Abstract]
Pensions and other postretirement benefits

12 – Pensions and other postretirement benefits

The Company has various retirement benefit plans under which substantially all of its employees are entitled to benefits at retirement age, generally based on compensation and length of service and/or contributions. Senior and executive management employees (“executive employees”) subject to certain minimum service and age requirements, are also eligible for an additional retirement benefit under their Special Retirement Stipend Agreements (SRS), the Supplemental Executive Retirement Plan (SERP) or the Defined Contribution Supplemental Executive Retirement Plan (DC SERP). Current or former executive employees who breach the non-compete, non-solicitation and non-disclosure of confidential information conditions of the SRS, SERP or DC SERP plans will forfeit the retirement benefit under these plans. Should the Company reasonably determine that a current or former executive employee may have violated the conditions of their SRS, SERP, or DC SERP plan, the Company may at its discretion withhold or suspend payout of the retirement benefit pending resolution of such matter.

       On February 4, 2013, the Company's Chief Operating Officer (COO) resigned to join the Company's major competitor in Canada. As a result, compensation amounts accumulated under the non-registered pension plans subject to non-compete and non-solicitation agreements were forfeited. The Company has recorded an actuarial gain related to the amounts forfeited. In 2012, the Company cancelled the $1.5 million annual retirement benefit otherwise due to its former Chief Executive Officer (CEO) after determining that the former CEO was likely in breach of the non-compete, non-solicitation and non-disclosure of confidential information conditions contained in the former CEO's employment agreement. The Company recorded a settlement gain of $20 million from the termination of the former CEO's retirement benefit plan for the period beyond June 28, 2012, which was partially offset by the recognition of past accumulated actuarial losses of approximately $4 million. In February 2013, the Company entered into confidential agreements to settle these matters.

       The Company also offers postretirement benefits to certain employees providing life insurance, medical benefits and, for a closed group of employees, free rail travel benefits during retirement. These postretirement benefits are funded as they become due. The information in the tables that follow pertains to all of the Company's defined benefit plans. However, the following descriptions relate solely to the Company's main pension plan, the CN Pension Plan, unless otherwise specified.

Description of the CN Pension Plan

The CN Pension Plan is a contributory defined benefit pension plan that covers the majority of CN employees. It provides for pensions based mainly on years of service and final average pensionable earnings and is generally applicable from the first day of employment. Indexation of pensions is provided after retirement through a gain/loss sharing mechanism, subject to guaranteed minimum increases. An independent trust company is the Trustee of the Company's pension trust funds (including the CN Pension Trust Fund). As Trustee, the trust company performs certain duties, which include holding legal title to the assets of the CN Pension Trust Fund and ensuring that the Company, as Administrator, complies with the provisions of the CN Pension Plan and the related legislation. The Company utilizes a measurement date of December 31 for the CN Pension Plan.

Funding policy

Employee contributions to the CN Pension Plan are determined by the plan rules. Company contributions are in accordance with the requirements of the Government of Canada legislation, the Pension Benefits Standards Act, 1985, including amendments and regulations thereto, and such contributions follow minimum and maximum thresholds as determined by actuarial valuations. Actuarial valuations are generally required on an annual basis for all Canadian plans, or when deemed appropriate by the Office of the Superintendent of Financial Institutions (OSFI). These actuarial valuations are prepared in accordance with legislative requirements and with the recommendations of the Canadian Institute of Actuaries for the valuation of pension plans. The Company's most recently filed actuarial valuations conducted as at December 31, 2013 indicated a funding excess on a going-concern basis of approximately $1.6 billion and a funding deficit on a solvency basis of approximately $1.7 billion calculated using the three-year average of the plans' hypothetical wind-up ratio in accordance with the Pension Benefit Standards Regulations, 1985. The Company's next actuarial valuations required as at December 31, 2014 will be performed in 2015. These actuarial valuations are expected to identify a going-concern surplus of approximately $1.9 billion, while on a solvency basis a funding deficit of approximately $1.1 billion is expected. The federal pension legislation requires funding deficits, as calculated under current pension regulations, to be paid over a number of years. Alternatively, a letter of credit can be subscribed to fulfill required solvency deficit payments. Actuarial valuations are also required annually for the Company's U.S. qualified pension plans.

       In 2014, the Company made no voluntary contributions ($100 million in 2013) in excess of the required minimum contributions. Voluntary contributions can be treated as a prepayment against its future required special solvency deficit payments. As at December 31, 2014, the Company had $143 million of accumulated prepayments under the CN Pension Plan which remain available to offset future required solvency deficit payments. The Company expects to use these prepayments to satisfy a portion of its 2015 required solvency deficit payment. The Company established an irrevocable standby letter of credit in 2014 with a face amount of approximately $3 million in order to satisfy the solvency deficit payment for the BC Rail Pension Plan. The Company expects to further subscribe to letters of credit in 2015 to satisfy the solvency deficit payments for certain of its defined benefit pension plans including the CN Pension Plan. Under the CN Pension Plan, considering the prepayments available, it is expected that the letters of credit will only be required in the third quarter of 2015. The total face amount of the letters of credit is expected to be approximately $90 million at the end of 2015. As a result, the Company's cash contributions for 2015 are expected to be $125 million, for all the Company's pension plans. As at February 2, 2015, the Company contributed $80 million to its defined benefit pension plans for 2015.

Plan assets

The assets of the Company's various Canadian defined benefit pension plans are primarily held in separate trust funds (“Trusts”) which are diversified by asset type, country and investment strategies. Each year, the CN Board of Directors reviews and confirms or amends the Statement of Investment Policies and Procedures (SIPP) which includes the plans' long-term asset mix and related benchmark indices (“Policy”). This Policy is based on a long-term forward-looking view of the world economy, the dynamics of the plans' benefit obligations, the market return expectations of each asset class and the current state of financial markets.

       Annually, the CN Investment Division (“Investment Manager”), a division of the Company created to invest and administer the assets of the plans, proposes a short-term asset mix target (“Strategy”) for the coming year, which is expected to differ from the Policy, because of current economic and market conditions and expectations. The Investment Committee of the Board (“Committee”) regularly compares the actual asset mix to the Policy and Strategy and compares the actual performance of the Company's pension plans to the performance of the benchmark indices.

       The Company's 2014 target long-term asset mix and actual asset allocation for the Company's pension plans based on fair value, are as follows:

	Target	Percentage
	long-term	of plan assets
	asset mix	2014	2013
Cash and short-term investments	3%	3%	5%
Bonds and mortgages	37%	29%	25%
Equities	45%	39%	41%
Real estate	4%	2%	2%
Oil and gas	7%	8%	8%
Infrastructure	4%	5%	5%
Absolute return	-	10%	10%
Risk-based allocation	-	4%	4%
Total	100%	100%	100%

The Committee's approval is required for all major investments in illiquid securities. The SIPP allows for the use of derivative financial instruments to implement strategies, hedge, and adjust existing or anticipated exposures. The SIPP prohibits investments in securities of the Company or its subsidiaries. Investments held in the Company's pension plans consist mainly of the following:

  Cash and short-term investments consist primarily of highly liquid securities which ensure adequate cash flows are available to cover near-term benefit payments. Short-term investments are mainly obligations issued by Canadian chartered banks.
  Bonds include bond instruments, issued or guaranteed by governments and corporate entities, as well as corporate notes. As at December 31, 2014, 82% of bonds were issued or guaranteed by Canadian, U.S. or other governments. Mortgages consist of mortgage products which are primarily conventional or participating loans secured by commercial properties.
  Equity investments are primarily publicly traded securities, well diversified by country, issuer and industry sector. In 2014, the most significant allocation to an individual issuer was approximately 2% and the most significant allocation to an industry sector was approximately 23%.
  Real estate is a diversified portfolio of Canadian land and commercial properties held by the Trusts' wholly-owned subsidiaries.
  Oil and gas investments include petroleum and natural gas properties operated by the Trusts' wholly-owned subsidiaries and listed and non-listed Canadian securities of oil and gas companies.
  Infrastructure investments include participations in private infrastructure funds, public and private debt and publicly traded equity securities of infrastructure and utility companies. Some of these investments are held by the Trusts' wholly-owned subsidiaries.
  Absolute return investments are primarily a portfolio of units of externally managed hedge funds, which are invested in various long/short strategies within multi-strategy, fixed income, equities, global macro and commodity funds, as presented in the table of fair value measurement. Managers are monitored on a continuous basis through investment and operational due diligence.
  Risk-based allocation investments are a portfolio of units of externally managed funds where the overall risk of the asset class is managed in order to capture over time different asset classes risk premiums. Some of these investments are held by the Trusts' wholly-owned subsidiaries.

       The plans' Investment Manager monitors market events and exposures to markets, currencies and interest rates daily. When investing in foreign securities, the plans are exposed to foreign currency risk that may be adjusted or hedged; the effect of which is included in the valuation of the foreign securities. Net of the effects mentioned above, the plans were 65% exposed to the Canadian dollar, 16% to the US dollar, 7% to European currencies, and 12% to various other currencies as at December 31, 2014. Interest rate risk represents the risk that the fair value of the investments will fluctuate due to changes in market interest rates. Sensitivity to interest rates is a function of the timing and amount of cash flows of the assets and liabilities of the plans. Overall return in the capital markets and the level of interest rates affect the funded status of the Company's pension plans, particularly the Company's main Canadian pension plan. Adverse changes with respect to pension plan returns and the level of interest rates from the date of the last actuarial valuations may have a material adverse effect on the funded status of the plans and on the Company's results of operations. Derivatives are used from time to time to adjust asset mix or exposures to foreign currencies, interest rate or market risks of the portfolio or anticipated transactions. Derivatives are contractual agreements whose value is derived from interest rates, foreign exchange rates, and equity or commodity prices. They may include forwards, futures, options and swaps and are included in investment categories based on their underlying exposure. When derivatives are used for hedging purposes, the gains or losses on the derivatives are offset by a corresponding change in the value of the hedged assets. To manage credit risk, established policies require dealing with counterparties considered to be of high credit quality.

       The following tables present the fair value of plan assets as at December 31, 2014 and 2013 by asset class, their level within the fair value hierarchy and the valuation techniques and inputs used to measure such fair value:

		Fair value measurements at December 31, 2014
In millions	Total	Level 1	Level 2	Level 3
Cash and short-term investments (1)	$579	$64	$515	$-
Bonds (2)
Canada, U.S. and supranational	1,450	-	1,450	-
Provinces of Canada and municipalities	2,701	-	2,701	-
Corporate	618	-	618	-
Emerging market debt	296	-	296	-
Mortgages (3)	131	-	131	-
Equities (4)
Canadian	2,096	2,072	-	24
U.S.	1,493	1,493	-	-
International	3,425	3,425	-	-
Real estate (5)	317	-	-	317
Oil and gas (6)	1,374	349	17	1,008
Infrastructure (7)	885	14	107	764
Absolute return funds(8)			-	-
Multi-strategy	591	-	591	-
Fixed income	471	-	428	43
Equity	299	-	299	-
Global macro	384	-	384	-
Commodity	1	-	1	-
Risk-based allocation (9)	635	-	635	-
Total	$17,746	$7,417	$8,173	$2,156
Other (10)	15
Total plan assets	$17,761

		Fair value measurements at December 31, 2013
In millions	Total	Level 1	Level 2	Level 3
Cash and short-term investments (1)	$897	$16	$881	$-
Bonds (2)
Canada, U.S. and supranational	1,416	-	1,416	-
Provinces of Canada and municipalities	2,297	-	2,297	-
Corporate	111	-	111	-
Emerging market debt	261	-	261	-
Mortgages (3)	166	-	166	-
Equities (4)
Canadian	2,160	2,138	-	22
U.S.	1,307	1,307	-	-
International	3,421	3,421	-	-
Real estate (5)	299	-	-	299
Oil and gas (6)	1,380	379	40	961
Infrastructure (7)	788	10	115	663
Absolute return funds(8)
Multi-strategy	460	-	460	-
Fixed income	519	-	486	33
Equity	391	2	389	-
Global macro	328	-	328	-
Risk-based allocation (9)	607	-	607	-
Total	$16,808	$7,273	$7,557	$1,978
Other (10)	61
Total plan assets	$16,869
Level 1: Fair value based on quoted prices in active markets for identical assets.
Level 2: Fair value based on significant observable inputs.
Level 3: Fair value based on significant unobservable inputs.		Footnotes to the table follow on the next page.

The following table reconciles the beginning and ending balances of the fair value of investments classified as Level 3:

		Fair value measurements based on significant unobservable inputs (Level 3)

In millions		Equities (4)	Real estate (5)	Oil and gas (6)	Infrastructure (7)	Absolute return (8)	Total
Balance at December 31, 2012		$22	$279	$940	$577	$10	$1,828
	Actual return relating to assets still held at the reporting date	2	26	72	43	3	146
	Purchases	2	-	-	120	20	142
	Sales	(4)	(6)	(51)	(77)	-	(138)
Balance at December 31, 2013		$22	$299	$961	$663	$33	$1,978
	Actual return relating to assets still held at the reporting date	1	21	-	2	1	25
	Purchases	4	-	47	159	9	219
	Sales	(3)	(3)	-	(60)	-	(66)
Balance at December 31, 2014		$24	$317	$1,008	$764	$43	$2,156

(1)	Cash and short-term investments are valued at cost, which approximates fair value, and are categorized as Level 1 for cash and Level 2 for short-term investments.
(2)	Bonds are valued using mid-price bids obtained from independent pricing data suppliers. When prices are not available from independent sources, the fair value is based on the present value of future cash flows using current market yields for comparable instruments. All bonds are categorized as Level 2.
(3)	Mortgages are secured by real estate. The fair value of $131 million ($166 million in 2013) of mortgages categorized as Level 2 is based on the present value of future cash flows using current market yields for comparable instruments.

(4)	The fair value of equity investments categorized as Level 1 is based on quoted prices in active markets. The fair value of equity investments of $24 million ($22 million in 2013) categorized as Level 3 represent units in private equity funds which are valued by their independent administrators.
(5)	The fair value of real estate investments of $317 million ($299 million in 2013) includes land and buildings net of related mortgage debt of $34 million ($41 million in 2013) and is categorized as Level 3. Land is valued based on the fair value of comparable assets, and buildings are valued based on the present value of estimated future net cash flows or the fair value of comparable assets. Independent valuations of land and buildings are performed triennially on a rotational basis. Mortgage debt is valued based on the present value of future cash flows using current market yields for comparable instruments.
(6)	Oil and gas investments categorized as Level 1 are valued based on quoted prices in active markets. Investments in oil and gas equities traded on a secondary market are valued based on the most recent transaction price and are categorized as Level 2. Investments of $1,008 million ($961 million in 2013) categorized as Level 3 consist of operating oil and gas properties and the fair value is based on estimated future net cash flows that are discounted using prevailing market rates for transactions in similar assets. The future net cash flows are based on forecasted oil and gas prices and projected future annual production and costs.
(7)	Infrastructure investments consist of $14 million ($10 million in 2013) of publicly traded equity securities of infrastructure companies categorized as Level 1, $107 million ($115 million in 2013) of term loans, bonds and infrastructure funds issued by infrastructure companies categorized as Level 2 and $764 million ($663 million in 2013) of infrastructure funds that are categorized as Level 3 and are valued based on discounted cash flows or earnings multiples. Distributions may be received throughout the term of the funds and/or upon the sale of the underlying investments.
(8)	Absolute return investments are valued using the net asset value as reported by the independent fund administrators. All absolute return investments have contractual redemption frequencies, ranging from monthly to annually, and redemption notice periods varying from 5 to 90 days. Absolute return investments that have redemption dates less frequent than every four months or that have restrictions on contractual redemption features at the reporting date are categorized as Level 3.

(9)	Risk-based allocation investments are valued using the net asset value as reported by the independent fund administrators and are categorized as Level 2. All funds have contractual redemption frequencies ranging from daily to annually, and redemption notice periods varying from 5 to 60 days.

(10)	Other consists of operating assets of $145 million ($85 million in 2013) and liabilities of $130 million ($24 million in 2013) required to administer the Trusts' investment assets and the plans' benefit and funding activities. Such assets are valued at cost and have not been assigned to a fair value category.

Additional disclosures

Obligations and funded status

		Pensions		Other postretirement benefits
In millions	Year ended December 31,	2014	2013	2014	2013

Change in benefit obligation
Projected benefit obligation at beginning of year		$15,510	$16,335	$256	$277
Amendments		2	-	2	-
Interest cost		711	658	12	11
Actuarial loss (gain) on projected benefit obligation		1,815	(747)	6	(22)
Service cost		132	155	2	3
Plan participants’ contributions		58	56	-	-
Foreign currency changes		22	16	7	5
Benefit payments, settlements and transfers		(971)	(963)	(18)	(18)
Projected benefit obligation at end of year		$17,279	$15,510	$267	$256
Component representing future salary increases		(349)	(344)	-	-
Accumulated benefit obligation at end of year		$16,930	$15,166	$267	$256

Change in plan assets
Fair value of plan assets at beginning of year		$16,869	$15,811	$-	$-
Employer contributions		111	226	-	-
Plan participants’ contributions		58	56	-	-
Foreign currency changes		15	10	-	-
Actual return on plan assets		1,679	1,728	-	-
Benefit payments, settlements and transfers		(971)	(962)	-	-
Fair value of plan assets at end of year		$17,761	$16,869	$-	$-

Funded status - Excess (deficiency) of fair value of plan assets over
projected benefit obligation at end of year		$482	$1,359	$(267)	$(256)

Measurement date for all plans is December 31.
The projected benefit obligation and fair value of plan assets for the CN Pension Plan at December 31, 2014 were $16,059 million and $16,905 million, respectively ($14,458 million and $16,059 million, respectively, at December 31, 2013).

Amounts recognized in the Consolidated Balance Sheet
		Pensions		Other postretirement benefits
In millions	December 31,	2014	2013	2014	2013
Noncurrent assets - Pension asset		$882	$1,662	$-	$-
Current liabilities (Note 9)		-	-	(17)	(18)
Noncurrent liabilities - Pension and other postretirement benefits		(400)	(303)	(250)	(238)
Total amount recognized		$482	$1,359	$(267)	$(256)

Amounts recognized in Accumulated other comprehensive loss (Note 15)
		Pensions		Other postretirement benefits
In millions	December 31,	2014	2013	2014	2013
Net actuarial gain (loss)		$(2,502)	$(1,515)	$17	$27
Prior service cost		(20)	(22)	(5)	(5)

Information for the pension plans with an accumulated benefit obligation in excess of plan assets
		Pensions		Other postretirement benefits
In millions	December 31,	2014	2013	2014	2013
Projected benefit obligation		$646	$527	N/A	N/A
Accumulated benefit obligation		585	475	N/A	N/A
Fair value of plan assets		246	224	N/A	N/A

Components of net periodic benefit cost (income)
		Pensions			Other postretirement benefits
In millions	Year ended December 31,	2014	2013	2012	2014	2013	2012
Current service cost		$132	$155	$134	$2	$3	$4
Interest cost		711	658	740	12	11	13
Curtailment gain		-	-	-	-	-	(6)
Settlement loss (gain) (1)		3	4	(12)	-	-	-
Expected return on plan assets		(978)	(958)	(994)	-	-	-
Amortization of prior service cost		4	4	4	2	1	3
Amortization of net actuarial loss (gain)		124	227	119	(4)	(1)	-
Net periodic benefit cost (income)		$(4)	$90	$(9)	$12	$14	$14

(1)	The 2012 figure includes the settlement gain related to the termination of the former CEO's retirement benefit plan.

The estimated prior service cost and net actuarial loss for defined benefit pension plans that will be amortized from Accumulated other comprehensive loss into net periodic benefit cost (income) over the next fiscal year are $4 million and $253 million, respectively.
The estimated prior service cost and net actuarial gain for other postretirement benefits that will be amortized from Accumulated other comprehensive loss into net periodic benefit cost (income) over the next fiscal year are $1 million and $4 million, respectively.

Weighted-average assumptions used in accounting for Pensions and other postretirement benefits
		Pensions			Other postretirement benefits
	December 31,	2014	2013	2012	2014	2013	2012
To determine projected benefit obligation
Discount rate (1)		3.87%	4.73%	4.15%	3.86%	4.69%	4.01%
Rate of compensation increase (2)		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

To determine net periodic benefit cost
Discount rate (1)		4.73%	4.15%	4.84%	4.69%	4.01%	4.70%
Rate of compensation increase (2)		3.00%	3.00%	3.25%	3.00%	3.00%	3.25%
Expected return on plan assets (3)		7.00%	7.00%	7.25%	N/A	N/A	N/A

(1)							The Company’s discount rate assumption, which is set annually at the end of each year, is used to determine the projected benefit obligation at the end of the year and the net periodic benefit cost for the following year. The discount rate is used to measure the single amount that, if invested at the measurement date in a portfolio of high-quality debt instruments with a rating of AA or better, would provide the necessary cash flows to pay for pension benefits as they become due. The discount rate is determined by management with the aid of third-party actuaries. For the Canadian pension and other postretirement benefit plans, future expected benefit payments at each measurement date are discounted using spot rates from a derived AA corporate bond yield curve. The derived curve is based on observed rates for AA corporate bonds with short-term maturities and a projected AA corporate curve for longer term maturities based on spreads between observed AA corporate bonds and AA provincial bonds. The derived curve is expected to generate cash flows that match the estimated future benefit payments of the plans as the bond rate for each maturity year is applied to the plans’ corresponding expected benefit payments of that year.
(2)							The rate of compensation increase is determined by the Company based upon its long-term plans for such increases.
(3)							To develop its expected long-term rate of return assumption used in the calculation of net periodic benefit cost applicable to the market-related value of assets, the Company considers multiple factors. The expected long-term rate of return is determined based on expected future performance for each asset class and is weighted based on the current asset portfolio mix. Consideration is taken of the historical performance, the premium return generated from an actively managed portfolio, as well as current and future anticipated asset allocations, economic developments, inflation rates and administrative expenses. Based on these factors, the rate is determined by the Company. For 2014, the Company used a long-term rate of return assumption of 7.00% on the market-related value of plan assets to compute net periodic benefit cost (income). The Company has elected to use a market-related value of assets, whereby realized and unrealized gains/losses and appreciation/depreciation in the value of the investments are recognized over a period of five years, while investment income is recognized immediately. In 2015, the Company will maintain the expected long-term rate of return on plan assets at 7.00% to reflect management's current view of long-term investment returns.

Health care cost trend rate for other postretirement benefits
For measurement purposes, increases in the per capita cost of covered health care benefits were assumed to be 7.5% for 2014 and 2015. It is assumed that the rate will decrease gradually to 4.5% in 2028 and remain at that level thereafter.
Assumed health care costs have an effect on the amounts reported for the health care plan. A one-percentage-point change in the assumed health care cost trend rate would have the following effect:

					One-percentage-point
In millions					Increase		Decrease
Effect on total service and interest costs					$1		$(1)
Effect on benefit obligation					12		(10)

Estimated future benefit payments
In millions					Pensions	Other postretirement benefits
2015					$1,011		$17
2016					1,034		17
2017					1,048		18
2018					1,059		18
2019					1,067		18
Years 2020 to 2024					5,379		81

Defined contribution and other plans

The Company maintains defined contribution pension plans for certain salaried employees as well as certain employees covered by collective bargaining agreements. The Company also maintains other plans including Section 401(k) savings plans for certain U.S. based employees. The Company's contributions under these plans are expensed as incurred and amounted to $16 million, $13 million and $11 million for 2014, 2013 and 2012, respectively.

Contributions to multi-employer plan

Under collective bargaining agreements, the Company participates in a multi-employer benefit plan named the Railroad Employees National Early Retirement Major Medical Benefit Plan which is administered by the National Carriers' Conference Committee (NCCC), and provides certain postretirement health care benefits to certain retirees. The Company's contributions under this plan are expensed as incurred and amounted to $10 million, $10 million and $11 million in 2014, 2013 and 2012, respectively. The annual contribution rate for the plan is determined by the NCCC and for 2014 was $141.29 per month per active employee ($143.21 in 2013). The plan covered 807 retirees in 2014 (867 in 2013).